The Clorox Company

Supplemental Schedule of recast Net Sales and Earnings from Continuing Operations before Income Taxes of the Company’s reportable segments for the fiscal years 2012, 2011 and 2010

Fiscal Year 2012

Net Sales(2)

($ millions)	Q1		Q2		Q3		Q4	Fiscal Year
	As		As		As		As	As
Segment	Reported	As Recast	Reported	As Recast	Reported	As Recast	Reported	Reported
Cleaning	$439	$439	$370	$370	$447	$447	$436	$1,692
Household	366	366	334	334	417	417	559	1,676
Lifestyle(1)	214	206	230	219	250	241	235	901
International(1)	286	294	287	298	287	296	311	1,199

Total Company	$1,305	$1,305	$1,221	$1,221	$1,401	$1,401	$1,541	$5,468

Earnings (Losses) from Continuing Operations before Income Taxes(2)

($ millions)	Q1		Q2		Q3		Q4	Fiscal Year
	As		As		As		As	As
Segment	Reported	As Recast	Reported	As Recast	Reported	As Recast	Reported	Reported
Cleaning	$108	$108	$78	$78	$101	$101	$94	$381
Household	42	42	34	34	77	77	145	298
Lifestyle(1)	54	55	70	69	77	76	65	265
International(1)	41	40	32	33	20	21	25	119

Corporate	(58)	(58)	(59)	(59)	(77)	(77)	(78)	(272)

Total Company	$187	$187	$155	$155	$198	$198	$251	$791

(1) Beginning in the fourth quarter of fiscal year 2012, Natural Personal Care financial results outside the U.S. are being reported in the International segment rather than in the Lifestyle segment for all periods presented. Historical segment financial information presented has been recast to reflect this change.
(2) Unaudited.

Fiscal Year 2011

Net Sales(4)

($ millions)	Q1		Q2		Q3		Q4		Fiscal Year
	As		As		As		As		As
Segment	Reported	As Recast	Reported	As Recast	Reported	As Recast	Reported	As Recast	Reported	As Recast
Cleaning	$449	$449	$354	$354	$407	$407	$409	$409	$1,619	$1,619
Household	354	354	320	320	394	394	543	543	1,611	1,611
Lifestyle(3)	201	195	218	207	227	219	237	228	883	849
International(3)	262	268	287	298	276	284	293	302	1,118	1,152

Total Company	$1,266	$1,266	$1,179	$1,179	$1,304	$1,304	$1,482	$1,482	$5,231	$5,231

Earnings (Losses) from Continuing Operations before Income Taxes (4)

($ millions)	Q1		Q2		Q3		Q4		Fiscal Year
	As		As		As		As		As
Segment	Reported	As Recast	Reported	As Recast	Reported	As Recast	Reported	As Recast	Reported	As Recast
Cleaning	$121	$121	$64	$64	$89	$89	$82	$82	$356	$356
Household	53	53	25	25	73	73	127	127	278	278
Lifestyle(3)	58	59	(192)	(99)	68	68	65	63	(1)	91
International(3)	40	39	41	(52)	39	39	27	29	147	55

Corporate	(70)	(70)	(50)	(50)	(50)	(50)	(47)	(47)	(217)	(217)

Total Company	$202	$202	$(112)	$(112)	$219	$219	$254	$254	$563	$563

(3) Beginning in the fourth quarter of fiscal year 2012, Natural Personal Care financial results outside the U.S. are being reported in the International segment rather than in the Lifestyle segment for all periods presented. Historical segment financial information presented has been recast to reflect this change. Fiscal year 2011 full year earnings from continuing operations before income taxes for the international segment have been recast to include $94 of the $258 non-cash goodwill impairment charge recorded for the Burt's Bees® business
(4) Unaudited, with the exception of the fiscal year as reported amounts.

Fiscal Year 2010

Net Sales (6)(7)

($ millions)	Q1		Q2		Q3		Q4		Fiscal Year
	As		As		As		As		As
Segment	Reported	As Recast	Reported	As Recast	Reported	As Recast	Reported	As Recast	Reported	As Recast
Cleaning	$454	$454	$378	$378	$397	$397	$395	$395	$1,624	$1,624
Household	381	381	334	334	408	408	540	540	1,663	1,663
Lifestyle(5)	200	194	212	204	226	219	226	218	864	835
International(5)	268	274	291	299	256	263	268	276	1,083	1,112

Total Company	$1,303	$1,303	$1,215	$1,215	$1,287	$1,287	$1,429	$1,429	$5,234	$5,234

Earnings (Losses) from Continuing Operations before Income Taxes (6)(7)

($ millions)	Q1		Q2		Q3		Q4		Fiscal Year
	As		As		As		As		As
Segment	Reported	As Recast	Reported	As Recast	Reported	As Recast	Reported	As Recast	Reported	As Recast
Cleaning	$119	$119	$70	$70	$94	$94	$85	$85	$368	$368
Household	55	55	27	27	72	72	136	136	290	290
Lifestyle(5)	66	68	78	77	82	82	77	77	303	304
International(5)	43	41	32	33	38	38	31	31	144	143

Corporate	(66)	(66)	(70)	(70)	(77)	(77)	(87)	(87)	(300)	(300)

Total Company	$217	$217	$137	$137	$209	$209	$242	$242	$805	$805

(5) Beginning in the fourth quarter of fiscal year 2012, Natural Personal Care financial results outside the U.S. are being reported in the International segment rather than in the Lifestyle segment for all periods presented. Historical segment financial information presented has been recast to reflect this change.
(6) Fiscal year 2010 results reflect the reclassification of the Auto Business to discontinued operations in Q1 fiscal year 2011.
(7) Unaudited, with the exception of the fiscal year as reported amounts.